Exhibit 4.1

SHARES

ADX

COMMON STOCK COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CERTAIN SEE REVERSE DEFINITIONS FOR

CUSIP 021477 10 4

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE, OF BY:

ALTHEADX, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate AMERICAN properly endorsed. COUNTERSIGNED

STOCK

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. AND

WITNESS the facsimile signatures of the Corporation’s duly authorized officers. (Brooklyn,TRANSFER

TRANSFER

Dated: &

AGENT NY) REGISTERED: TRUST

AUTHORIZED AND

COMPANY, LLC

PRESIDENT AND CHIEF OPERATING OFFICER CHIEF FINANCIAL OFFICER AND SECRETARY SIGNATURE REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT– Custodian
TEN ENT	– as tenants by the entireties	(Cust) (Minor)
JT TEN	– as joint tenants with right of	under Uniform Gifts to Minors
	survivorship and not as tenants	Act
	in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

Shares
of the common stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

X
X
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.